                                                                  EXHIBIT 10.8.5


                                                                  CONFORMED COPY



                    FOURTH AMENDMENT, dated as of March 31, 1999 (this
               "Amendment"), to the Credit Agreement, dated as of July 17, 1998
               ----------
               (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELECORP PCS, INC., a
                          ----------------
               corporation organized under the laws of the State of Delaware (the "Borrower"), the several banks and other financial
                     --------
               institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent
                -------
               (the "Administrative Agent") for the Lenders.
                     --------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Capitalized terms used and not defined herein
               -------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.   Amendment to the Credit Agreement.  Section 6.13(a) of the Credit
               ---------------------------------
Agreement is hereby amended by deleting the amount "$25,000,000" immediately before the semicolon at the end thereof and substituting therefor "$30,000,000 at any one time outstanding".

          3.   No Other Amendments; Confirmation.  Except as expressly amended,
               ---------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          4.   Representations and Warranties.  The Borrower hereby represents
               ------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          5.   Effectiveness.  This Amendment shall become effective only upon
               -------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders.

          (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and its counsel relating to this Amendment as it may reasonably request in form reasonably satisfactory to its counsel.

          (c) The Administrative Agent shall have received proof, reasonably satisfactory to it, that the Equity Commitments shall have been increased to $30,000,000.

          6.   Expenses.  The Borrower agrees to reimburse the Administrative
               --------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          7.   Governing Law; Counterparts.  (a) This Amendment and the rights
               ---------------------------
and obligations of the parties
hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   TELECORP PCS, INC.

                                       by
                                           /s/ Thomas H. Sullivan
                                          ------------------------------------
                                          Name:   Thomas H. Sullivan
                                          Title:  Chief Financial Officer

                                   THE CHASE MANHATTAN BANK,

                                       by
                                           /s/ William E. Rottino
                                          ------------------------------------
                                          Name:   William E. Rottino
                                          Title:  Vice President

                                   THE BANK OF NEW YORK,

                                       by
                                           /s/ Gerry Granovsky
                                          ------------------------------------
                                          Name:   Gerry Granovsky
                                          Title:  Vice President



                                   BANK OF TOKYO MITSUBISHI TRUST COMPANY,

                                       by /s/ [SIGNATURE ILLEGIBLE]
                                          ____________________________________
                                          Name:
                                          Title:


                                   BANKBOSTON, N.A.,

                                       by
                                           /s/ Jonathan D. Sharkey
                                          ------------------------------------
                                          Name:   Jonathan D. Sharkey
                                          Title:  Vice President


                                   BANKERS TRUST COMPANY,

                                       by
                                           /s/ Gregory Shefrin
                                          ------------------------------------
                                          Name:   Gregory Shefrin
                                          Title:  Principal


                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                   by CIBC Oppenheimer Corp., as Agent,

                                       by
                                           /s/ Harold Birk
                                          ------------------------------------
                                          Name:   Harold Birk
                                          Title:  Executive Director

                                   CIT GROUP/EQUIPMENT FINANCING,

                                       by
                                           /s/ J. E. Palmer
                                          ------------------------------------
                                          Name:   J. E. Palmer
                                          Title:  Assistant Vice President

                                   CAPTIVA III FINANCE, LTD., as
                                   advised by Pacific Investment Management
                                   Company,

                                       by /s/ [SIGNATURE ILLEGIBLE]
                                          ____________________________________
                                          Name:
                                          Title:


                                   DELANO COMPANY, by Pacific Investment
                                   Management Company as its Investment
                                   Advisor,

                                       by /s/ [SIGNATURE ILLEGIBLE]
                                          ____________________________________
                                          Name:
                                          Title:


                                   FLEET NATIONAL BANK,

                                       by
                                           /s/ Garret Komjathy
                                          ------------------------------------
                                          Name:   Garret Komjathy
                                          Title:  Vice President


                                   GENERAL ELECTRIC CAPITAL CORPORATION,

                                       by
                                            /s/ Mark F. Mylon
                                          ------------------------------------
                                          Name:   Mark F. Mylon
                                          Title:  Manager-- Operations


                                   KZH APPALOOSA LLC,
                                       by
                                           /s/ Virginia Conway
                                          ------------------------------------
                                          Name:   Virginia Conway
                                          Title:  Authorized Agent


                                   KZH IV LLC,

                                       by
                                           /s/ Virginia Conway
                                          ------------------------------------
                                          Name:   Virginia Conway
                                          Title:  Authorized Agent

                                   KZH PAMCO LLC,

                                       by
                                           /s/ Virginia Conway
                                          ------------------------------------
                                          Name:   Virginia Conway
                                          Title:  Authorized Agent


                                   PAMCO CAYMAN LTD., by Highland
                                   Capital Management, L.P., as
                                   Collateral Manager,

                                       by
                                           /s/ Mark K. Okada
                                          ------------------------------------
                                          Name:   Mark K. Okada, CFA
                                          Title:  Executive Vice President


                                   SYNDICATED LOAN FUNDING TRUST, by
                                   Lehman Commercial Paper Inc., not in
                                   its individual capacity but solely
                                   as Asset Manager,

                                       by
                                           /s/ Michele Swanson
                                          ------------------------------------
                                          Name:   Michele Swanson
                                          Title:  Authorized Signatory


                                   LEHMAN COMMERCIAL PAPER INC.

                                       by
                                           /s/ Michele Swanson
                                          ------------------------------------

                                          Name:   Michele Swanson
                                          Title:  Authorized Signatory


                                   TORONTO DOMINION [TEXAS], INC.,

                                       by
                                           /s/ Lynn Chasin
                                          ------------------------------------
                                          Name:   Lynn Chasin
                                          Title:  Vice President


                                   VAN KAMPEN PRIME RATE INCOME TRUST,

                                       by
                                           /s/ Jeffrey W. Maillet
                                          ------------------------------------
                                          Name:   Jeffrey W. Maillet
                                          Title:  Senior Vice President and
                                                  Director


                                   VAN KAMPEN SENIOR FLOATING RATE FUND,

                                       by
                                           /s/ Jeffrey W. Maillet
                                          ------------------------------------
                                          Name:   Jeffrey W. Maillet
                                          Title:  Senior Vice President and
                                                  Director


                                   VAN KAMPEN SENIOR INCOME TRUST,

                                       by
                                           /s/ Jeffrey W. Maillet
                                          ------------------------------------
                                          Name:   Jeffrey W. Maillet
                                          Title:  Senior Vice President and
                                                  Director

                                   MOUNTAIN CLO TRUST,

                                       by /s/ [SIGNATURE ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:

                                   FRANKLIN FLOATING RATE TRUST,

                                       by
                                           /s/ Chauncey Lufkin
                                          ------------------------------------
                                          Name:   Chauncey Lufkin
                                          Title:  Senior Vice President


                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                       by
                                           /s/ Gery Sampere
                                          ------------------------------------
                                          Name:   Gery Sampere
                                          Title:  Vice President

                                   DEBT STRATEGIES FUND, INC.

                                       by /s/ [SIGNATURE ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:



                                   MERRILL LYNCH ASSET MANAGEMENT,

                                       by /s/ [SIGNATURE ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                   MERRILL LYNCH PRIME RATE PORTFOLIO, INC.,

                                       by /s/ [SIGNATURE ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                   MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                   INC.,

                                       by

                                          /s/ [SIGNATURE ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                   SENIOR HIGH INCOME PORTFOLIO, INC.,

                                       by /s/ [SIGNATURE ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title: